Exhibit 99.1

Press Release

SANTANDER HOLDINGS USA, INC. ANNOUNCES

PRICING OF CASH TENDER OFFER FOR ANY AND ALL OF ITS

2.700% SENIOR NOTES DUE 2019

BOSTON, June 29, 2018 – Santander Holdings USA, Inc. (“SHUSA”) today announced the pricing of the previously announced cash tender offer (the “Offer”) for any and all of its outstanding 2.700% Senior Notes Due 2019 (the “Notes”) listed in the table below.

Security	CUSIP	Outstanding Principal Amount	Reference U.S. Treasury Security	Reference U.S. Treasury Security Yield	Bloomberg Reference Page(1)	Fixed Spread	Purchase Price(2)
2.700% Senior Notes Due May 24, 2019	80282KAH9	$663,239,000	0.875% Due April 15, 2019	2.305%	PX3	+35 bps	$1,000.36

(1)	The page on Bloomberg from which Santander Investment Securities Inc. quoted the bid-side prices of the Reference U.S. Treasury Security specified in the table above.
(2)	Per $1,000 principal amount of Notes, plus accrued and unpaid distributions from the last payment date to, but not including, the Payment Date (as defined below) for the Notes purchased pursuant to the Offer. Purchase Price calculated on the basis of pricing for the Reference U.S. Treasury Security as of 11:00 a.m., New York City time, on June 29, 2018 and a Payment Date (as defined below) on July 2, 2018.

The Offer is being made pursuant to an Offer to Purchase and a Notice of Guaranteed Delivery, each dated June 25, 2018, which contain detailed information concerning the terms of the Offer.

The “Purchase Price” listed in the table above for each $1,000 principal amount of Notes validly tendered and accepted for purchase pursuant to the Offer was determined in the manner described in the Offer to Purchase by reference to a fixed spread specified for the Notes (the “Fixed Spread”) specified in the table above plus the yield based on the bid-side price of the Reference U.S. Treasury Security specified in the table above at 11:00 a.m., New York City time, on June 29, 2018.

Payment for any Notes that are validly tendered and not validly withdrawn and accepted for purchase will be made promptly following the Expiration Time (such date, the “Payment Date”). We expect the Payment Date to occur on July 2, 2018, with respect to Notes accepted for purchase on or about the Expiration Time. We expect the payment for Notes delivered under the guaranteed delivery procedures to occur on July 5, 2018. Notes purchased pursuant to the Offer will be cancelled.

Santander Investment Securities Inc. is acting as sole dealer manager for the Offer, and D.F. King & Co., Inc. is serving as the tender agent and information agent. Requests for documents may be directed to D.F. King & Co., Inc. by telephone at +1 212-269-5550 (banks and brokers) or +1 800-814-2879. Questions regarding the Offer may be directed to Santander Investment Securities Inc. at +1 855-404-3636 or collect at +1 212-940-1442.

Copies of the Offer to Purchase and related Notice of Guaranteed Delivery are available at the following web address: www.dfking.com/santander.

Neither the Offer to Purchase or the Notice of Guaranteed Delivery nor any related documents have been filed with the U.S. Securities and Exchange Commission, nor have any such documents been filed with or reviewed by any federal or state securities commission or regulatory authority of any country. No authority has passed upon the accuracy or adequacy of the Offer to Purchase or the Notice of Guaranteed Delivery or any related documents, and it is unlawful and may be a criminal offense to make any representation to the contrary.

This announcement is not an offer to purchase or a solicitation of an offer to purchase. The Offer is being made solely by SHUSA pursuant to the Offer to Purchase and the Notice of Guaranteed Delivery. The Offer is not being made to, nor will SHUSA accept tenders of Notes from, holders in any jurisdiction in which the Offer or the acceptance thereof would not be in compliance with the securities or blue sky laws of such jurisdiction.

Santander Holdings USA, Inc. (SHUSA) is a wholly-owned subsidiary of Madrid-based Banco Santander, S.A. (NYSE: SAN) (Santander), one of the most respected banking groups in the world with more than 125 million customers in the U.S., Europe and Latin America. As the intermediate holding company for Santander’s U.S. businesses, SHUSA includes six financial companies, with more than 17,500 employees, 5.2 million customers and assets of over $129.2 billion as of March 31, 2018. These include Santander Bank, N.A., one of the country’s largest retail and commercial banks by deposits; Santander Consumer USA Holdings Inc. (NYSE: SC), an auto finance and consumer lending company; Banco Santander International of Miami; Banco Santander Puerto Rico; Santander Securities LLC of Boston; and Santander Investment Securities Inc. of New York.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements about our expectations, beliefs, plans, or future events are not historical facts and may be forward-looking. Such statements include, but are not limited to, SHUSA’s statements regarding the Offer. These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “looking forward,” “would,” “hopes,” “assumes,” “estimates,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends,” and similar words or phrases. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date on which the statements are made, these statements are not guarantees of future performance and involve risks and uncertainties that are subject to change based on various important factors and assumptions, some of which are beyond our control. For additional discussion of these risks, refer to the section entitled “Risk Factors” and elsewhere in the Annual Report on Form 10-K SHUSA files with the Securities and Exchange Commission (the “SEC”). Among the factors that could cause actual results to differ from those reflected in forward-looking statements include, without limitation, the risks and uncertainties described in SHUSA’s filings with the SEC. New risks and uncertainties emerge from time to time, and it is not possible for SHUSA to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this communication. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by SHUSA or any other person that SHUSA’s expectations, objectives or plans will be achieved in the timeframe anticipated or at all.

Investors are cautioned not to place undue reliance on SHUSA’s forward-looking statements, and SHUSA undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Any forward-looking statements only speak as of the date of this document, and we undertake no obligation to update any forward-looking information or statements, whether written or oral, to reflect any change, except as required by law. All forward-looking statements attributable to us are expressly qualified by these cautionary statements.

Disclaimer

This announcement must be read in conjunction with the Offer to Purchase and related Notice of Guaranteed Delivery. This announcement and the Offer to Purchase and related Notice of Guaranteed Delivery (including the documents incorporated by reference therein) contain important information which must be read carefully before any decision is made with respect to the Offer. If any holder of Notes is in any doubt as to the action it should take, it is recommended to seek its own legal, tax, accounting and financial advice, including as to any tax consequences, immediately from its stockbroker, bank manager, attorney, accountant or other independent financial or legal adviser. Any individual or company whose Notes are held on its behalf by a broker, dealer, bank, custodian, trust company or other nominee or intermediary must contact such entity if it wishes to participate in the Offer. None of SHUSA, the sole dealer manager, the tender and information agent, and any person who controls, or is a director, officer, employee or agent of such persons, or any affiliate of such persons, makes any recommendation as to whether holders of Notes should participate in the Offer.

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FINANCIAL CONTACTS:

Andrew Withers

617.757.3524

awithers@santander.us

MEDIA CONTACTS:

Ann Davis

617.757.5891

ann.davis@santander.us

Nancy Orlando

617.757.5765

nancy.orlando@santander.us